UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549 _________________
FORM 8-K _________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 29, 2018 (May 24, 2018)
________________________________________________________

Townsquare Media, Inc.
(Exact name of registrant as specified in its charter)
________________________________________________________

Delaware (State or other jurisdiction of incorporation or organization)	333-197002 (Commission File Number)	27-1996555 (I.R.S. Employer Identification No.)
________________________________________________________

240 Greenwich Avenue
Greenwich, Connecticut 06830
(Address of Principal Executive Offices, including Zip Code)

(203) 861-0900
(Registrant's telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 435 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a - 12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of
1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01    Entry Into a Material Definitive Agreement

On May 24, 2018, Townsquare Live Events, LLC (the “Company”), a wholly-owned subsidiary of Townsquare Media, Inc., entered into an Agreement of Purchase and Sale (the “Purchase Agreement”), with North American Fairs, LLC (“North American”) and Danny Huston. Pursuant to the Purchase Agreement, North American agreed to purchase from the Company all issued and outstanding membership interests of Heartland Group, LLC (“Heartland”), the parent company of North American Midway Entertainment, LLC, in exchange for an aggregate cash purchase price of $23.5 million. In addition, under the Purchase Agreement, the Company has the right to receive 15% of any sale proceeds if Heartland is sold, in whole or in part, in the next ten years.

The Purchase Agreement contains certain customary representations and warranties of North American and the Company. The Purchase Agreement also contains certain indemnification obligations of each party, including indemnification by North American for liabilities related to the operations of Heartland, and indemnification by the Company with respect to certain tax obligations. In addition, the Company’s aggregate liability for claims under the Purchase Agreement is limited to $200,000, subject to certain exceptions.

The transactions contemplated by the Purchase Agreement were consummated on May 24, 2018, concurrently with the execution thereof.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the complete terms of Purchase Agreement, a copy of which is filed as Exhibit 10.1 hereto, and which is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On May 24, 2018, Townsquare Media, Inc. issued a press release announcing that it has entered into the Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Agreement of Purchase and Sale, by and between Townsquare Live Events, LLC, North American Fairs, LLC and Danny Huston, dated May 24, 2018
99.1	Press release, dated May 24, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWNSQUARE MEDIA, INC.

By:	/s/ Christopher Kitchen
Name: Christopher Kitchen
Title: Executive Vice President and General Counsel

Date: May 29, 2018

3